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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

H&Q Healthcare Investors, H&Q Life Sciences Investors
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

30 Rowes Wharf, Fourth Floor
Boston, Massachusetts 02110-3328
(617) 772-8500

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Thursday, June 21, 2007 at 10:00 a.m. at the Langham Hotel Boston, 250 Franklin Street, Boston, Massachusetts 02110, for the following purposes:

(1)  The election of Trustees of each Fund;

(2)  The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund for the fiscal year ending September 30, 2007;

(3)  Eliminate each Fund's fundamental investment restriction with respect to the percentage of the outstanding voting securities of any one issuer that each Fund may purchase;

(4)  Amend each Fund's fundamental investment restriction with respect to the percentage of portfolio securities that may be on loan; and

(5)  The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on May 9, 2007 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Daniel R. Omstead
President

May 16, 2007

Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

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H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

JOINT PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors (''HQL" and, together with HQH, each is referred to separately as the "Fund" and collectively as the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on June 21, 2007 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 16, 2007. Unless otherwise indicated, all information in this Proxy Statement and each proposal ("Proposal") applies separately to each Fund. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about May 16, 2007.

The following Proposals will be considered and acted upon at the Meeting:

	Proposal	Page
1	The election of Trustees of each Fund;	2

2	The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund for the fiscal year ending September 30, 2007;	9

3	Approve the elimination of each Fund's fundamental investment restriction with respect to the percentage of the outstanding voting securities of any one issuer that each Fund may purchase;	11

4	Approve amendments to each Fund's fundamental investment restriction with respect to the percentage of portfolio securities that a fund may lend; and	12

5	The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.	13

Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's "fundamental" investment policies may only be changed with shareholder approval.

If a Proposal is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the Proposal may be implemented for the Fund that approved the Proposal and will not be implemented for the Fund that did not approve the Proposal.

EACH FUND'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1 THROUGH 4

Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to each Fund at 30 Rowes Wharf, Suite 430, Boston, MA 02110-3328 or be made by calling (800) 451-2597.

Proposal 1
ELECTION OF TRUSTEES

Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class C Trustees expires on the date of the 2007 Annual Meeting, and the term of office of the Class A and Class B Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class C Trustees whose terms are expiring will be elected for a three-year term.

Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board of Trustees has fixed the number of Trustees at eight. Proxies will be voted for the election of the following four nominees for HQH and three nominees for HQL. Henri A. Termeer expects to resign as Trustee of HQH and HQL upon the election of Rakesh K. Jain, Ph.D. Each nominee other than Rakesh Jain, Ph.D. is presently serving as a Class C Trustee and has consented to continue to so serve. On April 12, 2007, Rakesh K. Jain, Ph.D. was nominated to stand for election as a Class A Trustee for HQH and a Class B Trustee for HQL by the Board of Trustees of each Fund with the approval of the Nominating Committee and upon the recommendation of a current Trustee. Rakesh K. Jain, Ph.D. has accepted each nomination. In the event that a nominee is unable to serve for any reason (which is not now expected), when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

The nominees to serve as Class C Trustees of HQH until the 2010 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky. Rakesh K. Jain, Ph.D. has been nominated to serve as a Class A Trustee of HQH until the 2008 Annual Meeting. The nominees to serve as Class C Trustees of HQL until the 2010 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. Rakesh K. Jain, Ph.D. has been nominated to serve as a Class B Trustee of HQL until the 2009 Annual Meeting. The Class A Trustees serving until the 2008 Annual Meeting are Lucinda H. Stebbins, CPA for HQH and Robert P. Mack, Eric Oddleifson and Oleg M. Pohotsky for HQL. The Class B Trustees serving until the 2009 Annual Meeting are Lawrence S. Lewin, Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt for HQH and Daniel R. Omstead, Ph.D. and Lucinda Stebbins, CPA for HQL.

The nominees and Trustees and their principal occupations for at least the last five years are set forth in the table below.

Name (Age), Address, Position(s) Held with the Funds and Length of Time Served, Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Nominee for Trustee	Number of Funds in Fund Complex Overseen by Trustee or Nominee for Trustee
INDEPENDENT TRUSTEES AND NOMINEES
Rakesh K. Jain, Ph.D. (56), 30 Rowes Wharf, Boston, MA 02110 Director (since 1991), Steele Lab, Department of Radiation Oncology at Massachusetts General Hospital; A.W. Cook Professor of Radiation Oncology (since 1991) at Harvard Medical School; Ad hoc Consultant/Scientific Advisory Board member (various times since 2002) for pharmaceutical/biotech companies; Ad hoc Consultant (since 2004) for Gershon Lehman Group; Advisory Committee Member (since 2004) of Department of Biotechnology, Government of India.	2
Lawrence S. Lewin^▲† (69), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH (since 1987) and of HQL (since 1992) and Chairman of HQH and HQL (since 2000); Executive Consultant (since December 1999) of the Lewin Group (healthcare public policy and management consulting); Director (since 2001) of CardioNet; Director (since 2003) of Medco Health Solutions, Inc.; Director (October 2005 to November 2006) of Care Fusion and Director (since 1984) of Intermountain Healthcare (non-profit organization).	2

Name (Age), Address, Position(s) Held with the Funds and Length of Time Served, Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Nominee for Trustee	Number of Funds in Fund Complex Overseen by Trustee or Nominee for Trustee
Robert P. Mack, M.D.#▲^ (71), 30 Rowes Wharf, Boston, MA 02110 Trustee (since 1991) of HQH and (since 1992) of HQL; Orthopedic Surgeon at Orthopedic Associates of Aspen (since 2000).	2
Eric Oddleifson**#† (72), 30 Rowes Wharf, Boston, MA 02110
Trustee of HQH and of HQL (since 1992); self-employed consultant (since November 2005); Investment Committee Chair (2003-2005) and Partner (1997-2003) of GMO Renewable Resources LLC (timber investment management); Senior Adviser (since 2007) to The Corporate Library; Director of the following charitable organizations, The Marjorie Harris Reynolds Foundation (since 1996); The National Arts & Learning Collaborative (since 1998); The Gulf Association (environmental protection, since 2002); and From The Top (young adult music performance, since 2004).	2
Oleg M. Pohotsky**#† (59), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH and of HQL (since 2000); Self-employed Financial Consultant (since 2002); Senior Vice President (from 1991-2001) of FAC/Equities, a division of First Albany Corporation (investment bank).	2
Uwe E. Reinhardt, Ph.D.** (69), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH (since 1988) and of HQL (since 1992); Professor of Economics (since 1968) at Princeton University; Director (since 2000) of Triad Hospitals, Inc.; Director (since 2002) of Boston Scientific; Director (since 2002) of Amerigroup, Inc.; Director (since 2001) of Duke University; Director (since 2001) of the Duke University Health System; Director (since 2002) of the National Bureau of Economic Research.	2
Lucinda H. Stebbins, CPA,**^ (61), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH and HQL (since 2006); Self-employed Financial Consultant (since 2004); Director of Deutsche Asset Management (2002-2004); Senior Vice President Scudder Investments (2000-2002).	2
INTERESTED TRUSTEE
Daniel R. Omstead, Ph.D.* (53), 30 Rowes Wharf, Boston, MA 02110 President of HQH and of HQL (since 2001); Trustee of HQH and of HQL (since 2003), President, Chief Executive Officer and Managing Member (since July 2002) of Hambrecht & Quist Capital Management LLC; President and Chief Executive Officer (2001-June 2002) and Managing Director (2000-June 2002) of Hambrecht & Quist Capital Management, Inc.; Director (since 2003) of Concentric Medical, Inc.; and Magellan Biosciences (since 2006).	2

  *  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with Hambrecht & Quist Capital Management LLC (the "Adviser").

  **  Member of each Fund's Audit Committee.

   ^  Member of each Fund's Governance Committee.

   ▲  Member of each Fund's Nominating Committee.

  #  Member of each Fund's Valuation Committee.

  †  Member of each Fund's Qualified Legal Compliance Committee.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and in the aggregate as of March 15, 2007. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in HQL	Aggregate Dollar Range of Equity Securities in Both Funds Overseen by Trustee in Fund Complex
Independent Trustees
Rakesh K. Jain, Ph.D.	None	None	None

Name of Trustee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in HQL	Aggregate Dollar Range of Equity Securities in Both Funds Overseen by Trustee in Fund Complex
Independent Trustees (continued)
Lawrence S. Lewin	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Robert P. Mack, M.D	$50,001-$100,000	None	$50,001-$100,000
Eric Oddleifson	$50,001-$100,000	$10,001-$50,000	Over $100,000
Oleg M. Pohotsky	None	None	None
Uwe E. Reinhardt, Ph.D.	$1-$10,000	$1-$10,000	$10,001-$50,000
Lucinda H. Stebbins, CPA	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Interested Trustee
Daniel R. Omstead, Ph.D.	$50,001-$100,000	$50,000-$100,000	Over $100,000

Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, the Funds have no formal policy with regard to board members' attendance at annual meetings of shareholders. Last year, six of the eight Trustees then in office attended the annual meeting of shareholders.

Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Trustees by submitting a written communication directed to the applicable Board of Trustees in care of the Funds' Secretary, Carolyn P. Haley, at 30 Rowes Wharf, Boston, MA 02110.

Standing Committees

Audit Committee. Each Fund has an Audit Committee comprised solely of Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the Adviser (each an "Independent Trustee") and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Audit Committee, and a copy of this charter is attached to this Joint Proxy Statement as Exhibit A. The principal purpose of each Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

For each Fund, the Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent public accountants.

The members of each Fund's Audit Committee are Messrs. Oddleifson, Pohotsky, Dr. Reinhardt and Ms. Stebbins. Mr. Pohotsky is the Chairman of each Fund's Audit Committee. Each Fund's Audit Committee held six meetings during the fiscal year ended September 30, 2006.

Governance Committee. Each Fund has a Governance Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Governance Committee. Each Fund's Governance Committee's mission under its charter is to review, evaluate, and enhance the effectiveness of each Fund's Board of Trustees in its role in governing each Fund and to oversee management of each Fund in accordance with the Corporate Governance Guidelines, which have been adopted by each Fund's Board of Trustees.

Each Fund's Governance Committee shall review, discuss and make recommendations to the Board of Trustees relating to those issues that pertain to the effectiveness of the Board of Trustees in carrying out its responsibilities in governing each Fund and overseeing each Fund's management. The members of each Fund's Governance Committee are Messrs. Lewin, Termeer, Dr. Mack and Ms. Stebbins. Mr. Lewin is the Chairman of each Fund's Governance Committee. Each Fund's Governance Committee met one time during the fiscal year ended September 30, 2006.

Nominating Committee. Each Fund has a Nominating Committee comprised soley of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Nominating Committee. The Nominating Committee charter is not available on the Fund's website but was included as Exhibit A to the Funds' Joint Proxy Statement dated May 10, 2006.

Each Fund's Nominating Committee requires that each prospective trustee candidate have a college degree or equivalent business experience, and that each candidate is not serving in a similar capacity on the board of a registered investment company which (i) is not sponsored or advised by the Funds' investment adviser or its affiliates and (ii) the Board in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate. Each Fund's Nominating Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

Each Fund's Nominating Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. Each Fund's Nominating Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the appropriate Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' Nominating Charter. Other than those eligibility requirements, the Committees shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committees is to treat all equally qualified nominees in the same manner.

All nominations by shareholders must be received by the Funds by the deadline for submission of any shareholder proposals which would be included in the Funds' proxy statement for the next annual meeting of the Funds. Each nominating shareholder or shareholder group must meet the requirements stated in the Nominating Charter. A nominating shareholder or shareholder group may not submit more than one nominee per year. When nominating a trustee candidate, shareholders must include in their notice to the Funds' Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Funds in assessing the nominee's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Nominating Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of each Fund's Nominating Committee are Messrs. Lewin and Termeer and Dr. Mack. Mr. Lewin is the Chairman of each Fund's Nominating Committee. Each Fund's Nominating Committee met one time during the fiscal year ended September 30, 2006.

Valuation Committee. Each Board has delegated to each Fund's Valuation Committee general responsibility for determining, in accordance with each Fund's valuation procedures, the value of assets held by each Fund on any day on which the net asset value per share is determined. Each Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser, to deal in the first instance with day to day valuation decisions, subject to oversight by the Valuation Committee. Each Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, each Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. Each Valuation Committee is charged with the responsibility of determining the fair value of each Fund's securities or other assets in situations set forth in each Fund's valuation procedures.

The members of each Fund's Valuation Committee are Messrs. Oddleifson and Pohotsky and Dr. Mack. Each Fund's Valuation Committee held four meetings during the fiscal year ended
September 30, 2006.

Qualified Legal Compliance Committee. Each Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. Each Fund's Board of Trustees has adopted a written charter for the QLCC. The principal purpose of each Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Funds, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Funds and the power to retain outside counsel, auditors or other experts for this purpose.

The members of each Fund's QLCC are Messrs. Lewin, Oddleifson and Pohotsky. Mr. Pohotsky is the Chairman of each Fund's QLCC. Neither Fund's QLCC met during the fiscal year ended September 30, 2006.

Attendance. During the fiscal year ended September 30, 2006, HQH's Board of Trustees held four meetings and HQL's Board of Trustees held five meetings; each Fund's Audit Committee held six meetings; each Fund's Governance Committee held one meeting; each Fund's Nominating Committee held one meeting; and each Fund's Valuation Committee held four meetings.

Each of the Trustees, other than Dr. Reinhardt, attended at least 80% of the aggregate number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which they served. During the fiscal year ended September 30, 2006, Dr. Reinhardt attended approximately 47% of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served.

Compensation of Trustees and Officers

For the fiscal year ended September 30, 2006 each Fund paid its Independent Trustees an annual fee of $20,000. Each Fund currently pays each Independent Trustee $500 for each Board and Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. Currently, the Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Valuation Committee of each Fund receives an additional annual fee of $2,500. Currently, the Chairman of the Nominating Committee and the Chairman of the Governance Committee of each Fund receives an additional fee of $1,250. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2006, the Independent Trustees as a group received $170,655 from HQH and $174,283 from HQL for fees and reimbursed expenses. Neither of the Funds directly paid any additional compensation to the Trustees for the fiscal year ended September 30, 2006. Each Fund has entered into a Services Agreement (the "Agreement") with Hambrecht & Quist Capital Management LLC, each Fund's investment Adviser (the "Adviser"). Pursuant to the terms of the Agreement, each Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to each Fund's Chief Compliance Officer. During the fiscal year ended September 30, 2006 these payments amounted to $111,726 and $60,160 for HQH and HQL, respectively. Trustees and officers of the Funds who hold positions with the Adviser receive indirect compensation from the Funds in the form of the investment advisory fee paid to the Adviser. The following table sets forth information regarding compensation of Trustees by the Funds for the fiscal year ended September 30, 2006, but does not include expenses.

Compensation Table

For the fiscal year ended September 30, 2006

Name of Trustee	Aggregate Compensation from HQH	Aggregate Compensation from HQL	Pension or Retirement Benefits Accrued as part of each Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from both Funds and Fund Complex Paid to Trustees
Independent Trustees
Lawrence S. Lewin	$27,500	$29,250	N/A	N/A	$56,750
Robert P. Mack, M.D.	$24,500	$24,750	N/A	N/A	$49,250
Eric Oddleifson	$27,250	$29,500	N/A	N/A	$56,750
Oleg M. Pohotsky	$30,500	$32,750	N/A	N/A	$63,250
Uwe E. Reinhardt, Ph.D.	$22,500	$22,750	N/A	N/A	$45,250
Lucinda H. Stebbins, CPA	$7,139	$7,889	N/A	N/A	$15,028
Interested Trustees
Daniel R. Omstead, Ph.D.	$0	0	N/A	N/A	$0

Executive Officers

The following table sets forth information (Name Age, Address, Positions with the Funds) for at least the last five years with respect to the executive officers of the Funds who do not also serve as Trustees. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

Carolyn P. Haley, CPA, MS (40), 30 Rowes Wharf, Boston, MA 02110

Chief Compliance Officer of HQH, HQL and Hambrecht & Quist Capital Management LLC (since 2007); Secretary and Treasurer of HQH and HQL (since 2007); Senior Manager of PricewaterhouseCoopers LLP, from 1998 to 2001 and 2003 to 2007.

Required Vote

Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

INFORMATION PERTAINING TO THE ADVISER

Hambrecht & Quist Capital Management LLC, a limited liability company under the laws of Delaware, is the investment adviser for each Fund. Under each Fund's Current Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser is also obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. Except for a portion of the salary of the Funds' Chief Compliance Officer, the salaries of all officers of the Funds and all personnel of the Funds or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Funds or of the Adviser, are paid by the Adviser or an affiliate thereof. The Adviser is located at 30 Rowes Wharf, Suite 430, Boston, MA 02110-3328.

Daniel R. Omstead Ph.D serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o the Adviser at 30 Rowes Wharf, Suite 430, Boston, Massachusetts 02110-3328.

REPORT OF THE AUDIT COMMITTEE OF EACH FUND

Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2006, and discussed with the Fund's independent registered public accountants, Deloitte &Touche LLP, the matters required to be discussed by SAS 61 (Communication with Audit Committees), which includes among other items, matters relating to the conduct of an audit of the Fund's financial statements. Each Fund's Audit Committee received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche LLP its independence. Based on its review and discussions with management and Deloitte & Touche LLP, each Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2006 be included in the Fund's Annual Report filed with the Securities and Exchange Commission (the "SEC").

Proposal 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Pursuant to the 1940 Act, at a meeting called for such purpose on February 22, 2007, each Fund's Audit Committee recommended and a majority of the Board of Trustees of each Fund, including a majority of the Independent Trustees, selected Deloitte & Touche LLP as the independent registered public accountants for the year ending September 30, 2007. Each Fund has been advised that neither Deloitte & Touche LLP nor any of its partners has any direct or material indirect financial interest in either of the Funds, nor has had any connection during the past three years with the either of the Funds in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Accounting services to be performed by Deloitte & Touche LLP for each Fund will consist of the examination of the annual financial statements of the Funds, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. Deloitte & Touche LLP also will perform non-audit services consisting of review of income tax returns of each Fund.

A representative of Deloitte & Touche LLP will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

The following tables set forth the aggregate fees billed for professional services rendered by Deloitte & Touche LLP to the Funds during the Funds' two most recent fiscal years:

H&Q Healthcare Investors

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$74,000	$0	$4,000	$8,680
2005	$67,000	$0	$5,500	$0

H&Q Life Sciences Investors

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2006	$74,000	$0	$4,000	$8,680
2005	$67,000	$0	$5,500	$0

All of the services described in the tables above were approved by the Audit Committees pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by the Audit Committee. The nature of the services comprising other fees for the fiscal year 2006 was a review of investment policies and procedures for publicly traded securities.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to HQH and to the Adviser, or an affiliate thereof that provides ongoing service for HQH, amounted to $12,680 for the fiscal year ended September 30, 2006 and $5,500 for the fiscal year ended September 30, 2005. The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to HQL and to the Adviser, or an affiliate thereof that provides ongoing services to HQL, amounted to $12,680 for the fiscal year ended September 30, 2006 and $5,500 for the fiscal year ended September 30, 2005.

The Funds' Audit Committees have adopted Pre-Approval Policies and Procedures pursuant to which the Committees pre-approve all audit and non-audit services provided by the Funds' independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Funds' Investment Adviser and Service Affiliates during the period of the Auditor's engagement to provide audit services to the Funds, if those services directly impact the Funds' operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Funds' or the Funds' Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committees reasonably conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Funds' independent trustees. In determining whether to engage the Auditor for its audit services, the Audit Committees will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Pre-Approval Policies and Procedures also permit the Audit Committees to pre-approve the provisions of types or categories of permissible non-audit services for the Funds and their Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of the Funds' Auditor, the Audit Committees are to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, the Audit Committees should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committees consistent with the same standards for determination and information.

The Audit Committees may also appoint a Designated Member of the Committees to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The Designated Member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000 per Fund. Any actions by the Designated Member are to be ratified by the Audit Committees by the time of their next scheduled meeting. The Funds' Pre-Approval Policies and Procedures are reviewed annually by the Audit Committees and the Funds maintain a record of the decisions made by the Committees pursuant to these procedures.

Proposal 3
APPROVAL TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE PERCENTAGE OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER THAT EACH FUND MAY PURCHASE

Each Fund's Boards of Trustees recommends that shareholders of such Fund approve the elimination of the fundamental investment restriction with respect to percentage of the outstanding voting securities of any one issuer that such Fund may purchase.

Under the current policy each Fund may not purchase more than 10% of the outstanding voting securities of any one issuer (the "10% Restriction"). No similar prohibition or restriction is imposed under the 1940 Act or the provisions of the Internal Revenue Code of 1986, as amended ("IRC") relating to regulated investment companies.

Effects of Eliminating the Current Restriction

The Board of Trustees of each Fund believes that the elimination of the 10% Restriction may enhance the Fund's ability to take advantage of investment opportunities and achieve its investment objective. If this proposal is approved, although the Board expects that the elimination of that restriction will not have a significant effect upon the Fund's investment management and practices (by itself or together with the elimination of the "Control Restriction" described below), the Fund would be permitted to take larger positions (as a percentage of an issuer's outstanding voting securities) than is presently the case. However, to the extent the Fund may own a larger percentage of a single issuer than is currently the case, the Fund would be subject, to a greater degree, to the risks associated with owning a larger percentage of a single issuer. The Adviser presently expects that securities of issuers of which a Fund owns more than 10% of the outstanding voting securities will not generally exceed 10% of such Fund's assets at any time. The Adviser would also expect that a Fund would generally acquire such positions in private venture companies or small public companies.

The Board concurrently approved the elimination of a non-fundamental policy restricting the Fund from investing for control (the "Control Restriction") in order to enhance the Fund's ability to take advantage of investment opportunities and achieve its investment objective. That action of the Board is effective and does not require shareholder approval. Although the Board expects that the elimination of that restriction will not have a significant effect upon the Fund's investment management and practices (by itself or together with the elimination of the 10% Restriction), the Fund may now make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Fund less diversified and more susceptible to declines in the value of the company's stock. The Adviser would expect to seek a control position in private venture capital investments where the Adviser believes its knowledge and experience will be of significant benefit to the invested company. The Adviser would expect to seek control in public companies only occasionally and most often in companies with a small market capitalization.

Notwithstanding the elimination of the 10% Restriction (if approved by shareholders) and the elimination of the Control Restriction, the Fund will continue operate as a diversified investment company in compliance with the 1940 Act and the IRC.

EACH FUND'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE ELIMINATION OF THE FUND'S FUNDAMENTAL RESTRICTION AS DESCRIBED IN THIS PROPOSAL 3

Proposal 4
APPROVAL TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE PERCENTAGE OF PORTFOLIO SECURITIES THAT EACH FUND MAY LEND

As a general matter, the 1940 Act permits each Fund to engage in lending activity such that loans of portfolio securities do not exceed an aggregate amount of 33 1/3 percent of the Fund's net assets. Each Fund's current fundamental investment restrictions limit such loans of portfolio securities to 20% of each Fund's net assets. Each Fund's Board of Trustees recommends an amendment to increase the limit on such loans of portfolio securities by each Fund to 33 1/3 percent of each Fund's net assets. Such amendment would provide each Fund with the ability to participate to a greater extent in loans of portfolio securities.

Effects of Amending the Current Restriction

The lending of portfolio securities may benefit a Fund through fees or other income the Fund receives as compensation for making the loan. Each Fund's current policy imposes a more restrictive limit on making loans than is required under the current regulations and Securities and Exchange Commission ("SEC") staff guidance. Amending this investment restriction as proposed would enable each Fund to engage in securities lending to a greater extent than currently permitted. If the Adviser participates to a greater extent in loans of portfolio securities on behalf of a Fund, such Fund will be exposed to greater risk of counterparty defaults on its obligations and could face delays in recovering securities loaned or the loss of rights in the collateral should the counterparty become insolvent.

Currently the Funds do not have securities out on loan. The Funds intend to loan their securities in the near future subject to approval and supervision by the Board of Trustees.

EACH FUND'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE "FOR" THE AMENDMENT OF THE FUND'S FUNDAMENTAL RESTRICTION AS DESCRIBED IN THIS PROPOSAL 4

Cost and Method of Proxy Solicitation

The Funds will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by The Altman Group, a professional proxy solicitor retained by each Fund for an estimated fee of $45,000 to $75,000 plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the shares of each Fund. Each Fund may reimburse brokerage houses, nominees and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

INFORMATION PERTAINING TO THE CUSTODIAN AND TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR

The Funds' securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, MA 02110. The Custodian also performs certain accounting related functions for the Funds, including calculation of NAV and net income.

Computershare Shareholder Services, Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Shareholder Services, Inc., serves as (1) the Plan Agent for the Funds' Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Funds. Computershare Shareholder Services, Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to a Fund, require the Fund's officers and trustees, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2006, its Reporting Persons other than Mr. Lewin complied with all applicable filing requirements. Mr. Lewin filed one late report related to one transaction.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE ANNUAL MEETING

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 30 Rowes Wharf, Suite 430, Boston, MA 02110-3328, or by casting a vote at the Annual Meeting. All valid proxies received prior to the Annual Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Annual Meeting and any adjournments or postponements thereof.

The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. For Proposals 1 and 2, broker non-votes are unlikely to be relevant to the Annual Meeting because the Proposal to be voted upon by the shareholders involves a matter that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

Shareholders of each Fund will vote separately with respect to Proposal 1, which requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the four nominees, in the case of HQH, and the three nominees, in the case of HQL, receiving the greatest number of votes will be elected).

Shareholders of each Fund will vote separately with respect to Proposal 2, which requires the approval of a majority of all votes validly cast at the Annual Meeting.

Abstentions will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 and 2.

Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of each Fund will vote separately with respect to Proposals 3 and 4, which require the affirmative vote of the lesser of:

(i)  shareholders owning 67% or more of the shares present for the meeting, if shareholders owning more than 50% of the outstanding shares are present, or

(ii)  shareholders owning more than 50% of the outstanding shares

Proposals 3 and 4 involve matters that the NYSE considers to be non-routine. As such brokers will not have the discretion to vote if no customer instructions are received. Abstentions and broker non-votes will effectively be a vote "against" Proposals 3 and 4.

In the event that sufficient votes in favor of any Proposal set forth in the Notice of Annual Meeting are not received by June 20, 2007 or the necessary quorum has not been obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require approval by a majority of the votes validly cast on the matter at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

As of May 9, 2007, there were 22,733,480 shares of beneficial interest of HQH and 19,641,292 shares of beneficial interest of HQL issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on May 9, 2007, the record date, will be entitled to vote at the Annual Meeting. As of May 9, 2007, the Trustees and officers of each Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of each Fund. To the best of the Fund's knowledge, based upon filings made with the SEC, as of May 9, 2007, no persons or group beneficially owned more than 5% of the voting securities of either Fund.

PROPOSALS FOR 2008 ANNUAL MEETING

Shareholder proposals for each Fund's 2008 Annual Meeting must be received at the Fund's executive offices at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than January 14, 2008 for inclusion in the 2008 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2008 Proxy Statement or submitted for a vote at the 2008 Annual Meeting.

In addition, under Rule 14a-4 of the SEC's proxy rules a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of shareholders or the date specified by an overriding advance notice provision in the company's by-laws. As neither Funds' by-laws contain such an advance notice provision, the Funds may use discretionary voting authority to vote on matters coming before the Funds' 2008 Annual Meeting of Shareholders, if the Funds do not have written notice of a shareholder proposal on or before March 27, 2008.

GENERAL

The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

May 16, 2007

Exhibit A

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS
(each a "Fund," collectively, the "Funds")

Amended and Restated Audit Committee Charter last approved on February 22, 2007

Purpose

The principal purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements and to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

In discharging its oversight role, the Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors, other experts or advisers for this purpose.

The outside auditor for the Fund is ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Committee shall be responsible for overseeing the qualifications and independence of the outside auditor.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Com-mittee's composition will meet the requirements applicable to audit committee members as set forth in Rule 303.01 of the New York Stock Exchange Listed Company Manual. Without limiting the foregoing, each member of the Committee shall:

•  be a person who is not an "interested person" of the Fund, as that term is defined in Sec-tion 2(a)(19) of the Investment Company Act of 1940, as amended;1

•  be barred from directly or indirectly2 accepting any accounting, legal, consulting, investment banking or financial advisory or other compensatory fee3 from the Fund, other than in the member's capacity as a member of the Committee, the Board, or any other Board committee; and

1  Section 2(a)(19) provides, in part, that "interested person" means (A) when used with respect to an investment company - (i) any affiliated person of such company, . . . any interested person of any investment adviser of . . . such company . . . provided that no person shall be deemed to be an interested person of an investment company solely by reason of his being (aa) a member of its board of directors or Advisory board."

2  Indirect payments include payments to spouses, to minor children or stepchildren or to children or stepchildren sharing a home with the member. Indirect payments also include payments accepted by an entity in which such member is a partner, member, officer (such as managing director) or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial Advisory services to the issuer or any subsidiary of the issuer.

3  Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that the compensation is not contingent in any way on continued service. The requirement for the compensation to be fixed precludes retirement payments that are tied to the continued performance of the relevant entity, but does not preclude customary objectively determined adjustment provisions such as cost of living adjustments.

•  have no relationship to the Fund that may interfere with the exercise of his or her independence from management and the Fund.

Key Responsibilities

The Committee's role is one of oversight, and it is recognized that the Fund's officers are responsible for preparing the Fund's financial statements and that the outside auditor is responsible for auditing those financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances:

•   The Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any outside auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. (See "Pre-Approval" below.) The outside auditor must report directly to the Committee.

•  The Committee shall review with management and the outside auditor the Fund's annual audited financial statement and quarterly financial statements.

The Committee shall review with the outside auditor: (1) all critical accounting policies and practices to be used; (2) all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management, including: (i) ramifications of the use of such alternative disclosures and treatments, and (ii) the treatment preferred by the outside auditor; (3) other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences; and (4) all non-audit services provided by the auditor to the "investment company complex" 4 that were not pre-approved by the Committee or its Delegate(s) (see "Pre-Approval" below).

•  The Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Fund's internal controls.

•  The Committee annually shall request, review and discuss a report by the outside auditor delineating the auditor's internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry of gov-ernmental or professional authorities, within the preceding five years; and all relationships between the outside auditor and the Fund, and shall take, or recommend to the Board to take,

4  As defined in Rule 2-01(f)(14) of Regulation S-X, an "investment company complex" includes:

(A)  An investment company and its investment adviser or sponsor;

(B)  Any entity controlled by or controlling an investment adviser or sponsor in paragraph (A) above, or any entity under common control with an investment adviser or sponsor in paragraph (A) above, if the entity:

  (1)  is an investment adviser or sponsor; or

  (2)  is engaged in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company, investment adviser, or sponsor; and

(C)  Any investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor included in this definition by either paragraph (A) or (B) above.

An "investment adviser," for purposes of this definition, does not include a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. A "sponsor," for purposes of this definition, is an entity that establishes a unit investment trust.

appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

•  The Committee shall review in advance the staffing of the annual independent audit with the outside auditor and obtain a satisfactory representation from the outside auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners.

•  The Committee shall establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or of the Fund's management of concerns regarding questionable accounting or auditing matters.

•  The Committee shall investigate any reports from Fund officers regarding: (i) significant deficiencies in the internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and any material weaknesses in the Fund's internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who play a significant role in the Fund's internal controls.

•  The Committee shall discuss the Fund's press releases and financial information provided to ratings agencies if applicable.

•  The Committee shall discuss the Fund's policies with respect to risk assessment and risk management.

•  The Committee shall hold separate periodic meetings with management and the outside auditor.

•  The Committee shall review with the outside auditor any audit problems and difficulties that may arise and management's response thereto.

•  The Committee shall set, review and clear hiring policies with the outside auditor for employees or former employees of the outside auditor.

•  The Committee shall hold regular meetings with the Board.

Pre-approval

Audit Services

Before an outside auditor is engaged by the Fund to render audit services, the Committee shall review and approve the engagement. (See also "Delegation" below.)

Permissible Non-Audit Services

The Committee shall review and approve in advance any proposal (except as set forth in (a) through (c) below) that the Fund employ its outside auditor to render "permissible non-audit services" to the Fund. (A "permissible non-audit service" is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X5 or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (a) through (c) below)

5  Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (1) bookkeeping or other services related to accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (10) expert services unrelated to the audit.

that management, and any entity controlling, controlled by, or under common control with management that provides ongoing services to the Fund (a "service affiliate"), employ the Fund's outside auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Fund. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the outside auditor's independence. (See also "Delegation" below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(a)  all non-audit services that were not pre-approved do not aggregate to more than 5% of the total fees paid to the outside auditor by the Fund, management or a service affiliate for non-audit services that were subject to pre-approval by the Committee during the fiscal year in which the services were provided;

(b)  such services were not recognized by the Fund at the time of the engagement to be non-audit services; and

(c)  such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

Delegation

The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the outside auditor's provision of audit services or permissible non-audit services to the Fund, or the provision of non-audit services to management or any service affiliate. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to management, who will ensure that the appropriate disclosure is made in the Fund's periodic reports and other documents as required under the federal securities laws.

Compliance

Ongoing compliance items in connection with the Charter shall include:

•  The Committee must annually review and reassess the adequacy and performance of the Charter and the Committee.

•  The independence of each current and future Committee Member must be determined to comply with the provisions of Rule 303.01 of the NYSE Listed Company Manual and any other applicable law or regulation.

•  The Fund must file a written affirmation with the NYSE within a reasonable period of time after (i) the Board's annual appointment of the Committee; or (ii) the composition of the Committee changes. The written affirmation must be in the form required by the NYSE.

•  Each member of the Committee must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment).6 Such a determination by the Board shall have no effect on the duties, obligations or liability of the member so designated, or on the duties, obligations or liability of the other members of the Committee or the Board.

6  While a Committee member may be a financial expert, the member could still satisfy this provision without being designated a financial expert.

Funding

The Fund must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

•  compensation to any outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

•  compensation to any outside counsel, auditors, other experts or advisers employed by the Committee, as it determines necessary to carry out its duties; and

•  ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

002CS-14092

H&Q HEALTHCARE INVESTORS

	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Proposals – The Board of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
recommends a vote FOR all the nominees listed and FOR Proposals 2–4.

1.	On the election of four Trustees:

		For	Withhold		For	Withhold

	01 - Rakesh K. Jain, Ph.D.	☐	☐	03 - Eric Oddleifson	☐	☐

	02 - Robert P. Mack, M.D.	☐	☐	04 - Oleg M. Pohotsky	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Deloitte & Touche LLP as the Independent registered public accountants of	☐	☐	☐	Mark this box with an X if you have made comments below.	☐
the Fund for the fiscal year ending September 30, 2007.

3.	To eliminate the Fund’s fundamental investment restriction with respect to the percentage of the outstanding voting securities of any one issuer that the Fund may purchase.	☐	☐	☐

4.	To amend the Fund’s fundamental investment restriction with respect to the percentage of portfolio securities that may be on loan.	☐	☐	☐

5.	In their discretion, on all other business that may properly come before the Annual Meeting and any adjourment(s) or postponement(s) thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign this proxy exactly as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X	1

Proxy - H&Q HEALTHCARE INVESTORS

Proxy for the Annual Meeting of Shareholders to be held June 21, 2007
This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Daniel R. Omstead, Ph.D., Lucinda H. Stebbins, CPA and Oleg M. Pohotsky, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the “Fund”) to be held on June 21, 2007 at 10:00 A.M. Eastern Time, at the Langham Hotel Boston, 250 Franklin Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 to 4.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Vote by Telephone (within U.S. and Canada)	To vote by Internet
• Call toll free 1-800-652-VOTE (8673) in the United States, Canada & PuerroRico any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Log on to the Internet and go to: www.investorvote.com

• Follow instructions provided by the recorded message.	• Follow the steps outlined on the secured website.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Eastern Time, on June 21, 2007.

THANK YOU FOR VOTING

H&Q LIFE SCIENCES INVESTORS

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Proposals – The Board of Trustees recommends a vote FOR all the	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
nominees listed and FOR proposals 2–4

1.	On the election of three Trustees:

		For	Withhold

	01 - Rakesh K. Jain, Ph.D.	☐	☐

	02 - Lawrence S. Lewin	☐	☐

	03 - Uwe E. Reinhardt, Ph.D.	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Deloitte & Touche	☐	☐	☐	Mark this box with an X if you have made comments below.	☐
LLP as the Independent registered public accountants of
the Fund for the fiscal year ending September 30, 2007.

3.	To eliminate the Fund’s fundamental investment restriction with respect to the percentage of the outstanding voting securities of any one issuer that the Fund may purchase.	☐	☐	☐

4.	To amend the Fund’s fundamental investment restriction with respect to the percentage of portfolio securities that may be on loan.	☐	☐	☐

5.	In their discretion, on all other business that may properly come before the Annual
Meeting and any adjournment(s) or postponement(s) thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X	1

Proxy - H&Q LIFE SCIENCES INVESTORS

Proxy for the Annual Meeting of Shareholders to be held June 21, 2007
This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Daniel R. Omstead, Ph.D., Lucinda H.Stebbins, CPA and Oleg M. Pohotsky, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the “Fund”) to be held on June 21, 2007 at 10:00 A.M. Eastern Time, at the Langham Hotel Boston, 250 Franklin Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 to 4.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Vote by Telephone (within U.S. and Canada)	To vote by Internet
• Call toll free 1-800-652-VOTE (8683) in the United States Canada & PuerroRico any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Log on to the Internet and go to www.investorvote.com

• Follow instructions provided by the recorded message.	• Follow the steps outlined on the secured website.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Eastern Time, on June 21, 2007.

THANK YOU FOR VOTING